SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 21, 2007 (February 19, 2007)

SIRIUS SATELLITE RADIO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24710	52-1700207
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY (Address of Principal Executive Offices)	10020 (Zip Code)

Registrant’s telephone number, including area code:
(212) 584-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2007, Sirius Satellite Radio Inc. (“SIRIUS”) and XM Satellite Radio Holdings Inc. (“XM”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which SIRIUS and XM will combine their businesses through a merger of XM and a newly formed, wholly owned subsidiary of SIRIUS (the “Merger”), with XM remaining as the surviving corporation following the Merger.

Each of SIRIUS and XM has made customary representations and warranties and covenants in the Merger Agreement. The completion of the Merger is subject to various closing conditions, including obtaining the approval of SIRIUS’ and XM’s stockholders and receiving certain regulatory and antitrust approvals (including from the Federal Communications Commission and under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended). The Merger is intended to qualify as a reorganization for federal income tax purposes.

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of any stockholder, each share of common stock of XM (the “XM Common Stock”) issued and outstanding immediately prior to the Effective Time will generally be converted into the right to receive 4.6 shares of common stock of SIRIUS. Each share of Series A Convertible Preferred Stock of XM issued and outstanding immediately prior to the Effective Time will be similarly converted at the Effective Time into the right to receive 4.6 shares of a newly-designated series of preferred stock of SIRIUS having substantially the same powers, designations, preferences, rights and qualifications, limitations and restrictions as the stock so converted.

Mr. Mel Karmazin, currently chief executive officer of SIRIUS, will become chief executive officer of the combined company and Mr. Gary M. Parsons, currently chairman of the board of directors of XM, will become chairman of the board of directors of the combined company. The combined company’s board of directors will consist of 12 directors, including Messrs. Karmazin and Parsons, four independent members designated by each of SIRIUS and XM, as well as one representative of each of General Motors and American Honda.

The Merger Agreement contains certain termination rights for both SIRIUS and XM. If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, SIRIUS or XM, as the case may be, will be required to pay the other a termination fee of $175,000,000.

The Board of Directors of each of SIRIUS and XM has approved the Merger and the Merger Agreement.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

The Merger Agreement contains representations and warranties that SIRIUS and XM made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement between SIRIUS and XM and may be subject to important qualifications and limitations agreed to by SIRIUS and XM in connection with negotiating its terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between SIRIUS and XM rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

This communication is being made in respect of the proposed business combination involving SIRIUS and XM. In connection with the proposed transaction, SIRIUS plans to file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of SIRIUS and XM plan to file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of SIRIUS and XM. INVESTORS AND SECURITY HOLDERS OF SIRIUS AND XM ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by SIRIUS and XM through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Sirius Satellite Radio Inc., 1221 Avenue of the Americas, 36th Fl., New York, NY 10020, Attention:

Investor Relations or by directing a request to XM Satellite Radio Holdings Inc., 1500 Eckington Place, N.E., Washington, DC 20002, Attention: Investor Relations.

SIRIUS, XM and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SIRIUS’ directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 13, 2006, and its proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 21, 2006, and information regarding XM’s directors and executive officers is available in XM’s Annual Report on Form 10-K, for the year ended December 31, 2005, which was filed with the SEC on March 3, 2006 and its proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on April 25, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of February 19, 2007, by and among Sirius Satellite Radio Inc., Vernon Merger Corporation and XM Satellite Radio Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS SATELLITE RADIO INC.

By:	/s/ Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General
Counsel and Secretary

Dated: February 21, 2007

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of February 19, 2007, by and among Sirius Satellite Radio Inc., Vernon Merger Corporation and XM Satellite Radio Holdings Inc.